Share-based payments	12 Months Ended
Dec. 31, 2017
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Share-based payments

22. Share-based payments

Charges for share-based incentive plans were as follows:

	2017 £m	2016 £m	2015 £m
Share-based payments (note 5)	105.0	106.5	99.0

Share-based payments comprise charges for stock options and restricted stock awards to employees of the Group.

As of 31 December 2017, there was £156.0 million (2016: £175.9 million) of total unrecognised compensation cost related to the Group’s restricted stock plans. That cost is expected to be recognised over an average period of one to two years.

Further information on stock options is provided in note 26.

Restricted stock plans

The Group operates a number of equity-settled share incentive schemes, in most cases satisfied by the delivery of stock from one of the Group’s ESOP Trusts. The most significant current schemes are as follows:

Leadership Equity Acquisition Plan III (LEAP III)

Under LEAP III, the most senior executives of the Group, including certain Executive Directors, commit WPP shares (‘investment shares’) in order to have the opportunity to earn additional WPP shares (‘matching shares’). The number of matching shares which a participant can receive at the end of the fixed performance period of five years is dependent on the performance (based on the Total Shareholder Return (TSR)) of the Company over that period against a comparator group of other listed communications services companies. The 2012 LEAP III plan vested in March 2017 at a match of 5.0 shares for each investment share, the maximum match possible. The last LEAP III award was granted in 2012 and no further awards will be made following the introduction of the EPSP.

Executive Performance Share Plan (EPSP)

The first grant of restricted stock under the EPSP was made in 2013. This scheme is intended to reward and incentivise the most senior executives of the Group and has effectively replaced LEAP III. The performance period is five complete financial years, commencing with the financial year in which the award is granted. The vest date will usually be in the March following the end of the five-year performance period. Vesting is conditional on continued employment throughout the vesting period.

There are three performance criteria, each constituting one-third of the vesting value, and each measured over this five-year period: (i) TSR against a comparator group of companies. Threshold performance (equating to ranking in the 50th percentile of the comparator group) will result in 20% vesting of the part of the award dependent on TSR. The maximum vest of 100% will arise if performance ranks in the 90th percentile, with a sliding scale of vesting for performance between threshold and maximum.

(ii) Headline diluted earnings per share. Threshold performance (7% compound annual growth) will again result in a 20% vest. Maximum performance of 14% compound annual growth will give rise to a 100% vest, with a sliding vesting scale for performance between threshold and maximum.

(iii) Return on equity (ROE). Average annual ROE defined as headline diluted EPS divided by the balance sheet value per share of share owners’ equity. Threshold performance ranges between 10-14% average annual ROE and maximum performance ranges between 14-18%, with a sliding scale in between. Threshold again gives rise to a 20% vest, 100% for maximum, with a sliding scale in between.

Performance Share Awards (PSA)

Grants of restricted stock under PSA are dependent upon annual performance targets, typically based on one or more of: operating profit, profit before taxation and operating margin. Grants are made in the year following the year of performance measurement, and vest two years after grant date provided the individual concerned is continually employed by the Group throughout this time.

Leaders, Partners and High Potential Group

This scheme provides annual grants of restricted stock to 1,800 key executives of the Group. Vesting is conditional on continued employment over the three-year vesting period.

Valuation methodology

For all of these schemes, the valuation methodology is based upon fair value on grant date, which is determined by the market price on that date or the application of a Black-Scholes model, depending upon the characteristics of the scheme concerned. The assumptions underlying the Black-Scholes model are detailed in note 26, including details of assumed dividend yields. Market price on any given day is obtained from external, publicly available sources.

Market/non-market conditions

Most share-based plans are subject to non-market performance conditions, such as margin or growth targets, as well as continued employment. LEAP III and EPSP schemes are subject to a number of performance conditions, including TSR, a market-based condition.

For schemes without market-based performance conditions, the valuation methodology above is applied and, at each year end, the relevant accrual for each grant is revised, if appropriate, to take account of any changes in estimate of the likely number of shares expected to vest.

For schemes with market-based performance conditions, the probability of satisfying these conditions is assessed at grant date through a statistical model (such as the Monte Carlo Model) and applied to the fair value. This initial valuation remains fixed throughout the life of the relevant plan, irrespective of the actual outcome in terms of performance. Where a lapse occurs due to cessation of employment, the cumulative charge taken to date is reversed.

Movement on ordinary shares granted for significant restricted stock plans:

	Non-vested 1 January 2017 number m	Granted number m	Lapsed number m	Vested number m	Non-vested 31 December 2017 number m
LEAP III[1]	0.8	4.0	–	(4.8)	–
Executive Performance Share Plan (EPSP)	8.0	2.0	(0.9)	–	9.1
Performance Share Awards (PSA)	1.2	1.2	(0.2)	(0.3)	1.9
Leaders, Partners and High Potential Group	6.4	3.1	(0.7)	(2.0)	6.8

Weighted average fair value (pence per share):
LEAP III[1]	860p	860p	–	860p	–
Executive Performance Share Plan (EPSP)	1,373p	1,309p	1,286p	–	1,368p
Performance Share Awards (PSA)	1,596p	1,681p	1,648p	1,504p	1,659p
Leaders, Partners and High Potential Group	1,534p	1,250p	1,518p	1,214p	1,502p

Note

[1]

The number of shares granted represents the matched shares awarded on vest date for the 2012 LEAP III plan which vested in March 2017. The actual number of shares that vest for each LEAP III plan is dependent on the extent to which the relevant performance criteria are satisfied.

The total fair value of shares vested for all the Group’s restricted stock plans during the year ended 31 December 2017 was £114.8 million (2016: £116.8 million, 2015: £111.7 million).